FUNDS FOR INSTITUTIONS SERIES

FFI Premier Institutional Fund

FFI Institutional Fund

FFI Select Institutional Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated July 28, 2015 to the Statement of Additional Information

of the Funds, dated August 28, 2014

The Board of Trustees of Funds For Institutions Series (the “Board”), on behalf of each Fund, recently approved certain changes to the principal investment strategies of the Funds in order for each Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Funds to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in a Fund’s weekly liquid assets. In connection with such changes, the Board also approved a change in the name of each Fund and the master portfolio corresponding to each Fund. Additionally, the Board has approved a change in each Fund’s investment objective. These changes will become effective January 4, 2016. Investors should review carefully the specific changes to the prospectus of the Funds, which are detailed below.

Accordingly, effective January 4, 2016, the Funds’ prospectus is amended as follows:

Changes in the Funds’ and Master Portfolios’ Names

FFI Premier Institutional Fund is renamed BlackRock Premier Government Institutional Fund

FFI Institutional Fund is renamed BlackRock Government Institutional Fund

FFI Select Institutional Fund is renamed BlackRock Select Government Institutional Fund

Master Premier Institutional Portfolio is renamed Master Premier Government Institutional Portfolio

Master Institutional Portfolio is renamed Master Government Institutional Portfolio

Changes in the Funds’ Investment Objectives

The investment objective of each of BlackRock Premier Government Institutional Fund, BlackRock Government Institutional Fund and BlackRock Select Government Institutional Fund is to seek current income as is consistent with liquidity and stability of principal.

Changes in the Funds’ Investment Strategies and Risks

The second paragraph of the section entitled “Investment Objectives and Policies — Premier Institutional Fund, Institutional Fund and Select Institutional Fund” is deleted in its entirety and replaced with the following:

The following is a description of the U.S. Government securities in which the Fund may principally invest:

■  Repurchase Agreements — Repurchase agreements are transactions in which the Fund purchases a class of securities with the obligation to resell the securities shortly thereafter at a specified price which reflects interest payable to the Fund. The Fund may engage in repurchase agreements secured by U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and cash.

■  U.S. Treasury Obligations — Obligations that are direct obligations of the U.S. Treasury. These also include Treasury Receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) Program.

■  U.S. Government Obligations — Obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities and sponsored enterprises, and related custodial receipts.

■  Variable and Floating Rate Instruments — Instruments that provide for adjustments in the interest rate on certain reset dates (variable) or whenever a specified interest rate index changes (floating).

■  When-Issued and Delayed Settlement Transactions — The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

The second paragraph of the section headed “Investment Objectives and Policies — Premier Institutional Fund, Institutional Fund and Select Institutional Fund — Repurchase Agreements” is deleted in its entirety and replaced with the following:

In any repurchase transaction, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities. Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.

The following sub-sections of the section headed “Investment Objectives and Policies — Premier Institutional Fund, Institutional Fund and Select Institutional Fund” are deleted in their entirety:

Commercial Paper and Other Short-Term Obligations

Bank Money Instruments

The third through eighth paragraphs of the section headed “Investment Objectives and Policies — Premier Institutional Fund, Institutional Fund and Select Institutional Fund —When-Issued, Delayed Delivery and Forward Commitments” are deleted in their entirety and replaced with the following:

While the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk that issuers may fail to meet their principal and interest obligations. With respect to repurchase agreements and the lending of portfolio securities by a Fund, there is also the risk of the failure of parties involved to repurchase at the agreed upon price or to return the securities involved in such transactions, in which event the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral.

The Manager will consider the above factors in making investments in such obligations and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes.

The last paragraph of the section entitled “Investment Objective and Policies — Treasury Fund” is deleted in its entirety and replaced with the following:

Under a non-fundamental investment restriction, which may be changed by the Board of Trustees without shareholder approval, Treasury Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury.

Shareholders should retain this Supplement for future reference.

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